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Exhibit 21.1

Subsidiaries of
Envision Healthcare Holdings, Inc.

Entity Name	Jurisdiction of Formation	Doing Business As
Envision Healthcare Intermediate Corporation	Delaware	N/A
Envision Healthcare Corporation	Delaware	N/A
Emergency Medical Services LP Corporation	Delaware	N/A
EmCare HoldCo, Inc.	Delaware	N/A
EmCare Holdings, Inc.	Delaware	N/A
EmCare, Inc.	Delaware	N/A
EMCA Insurance Company, Ltd. N/A	Cayman Islands	N/A
EmCare of California, Inc.	California	N/A
EmCare Physician Providers, Inc.	Missouri	N/A
EmCare Physician Services, Inc.	Delaware	N/A
Emergency Medicine Education Systems, Inc.	Texas	N/A
Healthcare Administrative Services, Inc.	Delaware	Healthcare Services of Georgia, Inc.
Reimbursement Technologies, Inc.	Pennsylvania	N/A
American Emergency Physicians Management, Inc.	California	N/A
Physician Account Management, Inc.	Florida	N/A
Provider Account Management, Inc.	Delaware	N/A
EMS Management, LLC	Delaware	N/A
American Medical Response, Inc.	Delaware	N/A
Hank's Acquisition Corp.	Alabama	N/A
Fountain Ambulance Service, Inc.	Alabama	N/A
MedLife Emergency Medical Service, Inc.	Alabama	N/A
Affilion, Inc.	Delaware	N/A
AMR HoldCo, Inc.	Delaware	N/A
Blythe Ambulance Service	California	N/A
Clinical Partners Management Company, LLC	Texas	N/A
EmCare Anesthesia Providers, Inc.	Delaware	N/A
American Medical Response Northwest, Inc.	Oregon	AMR Northwest, Inc.
Buck Medical Services, Inc.
Buck Healthcare Services
Buck Medical
Clark County Wheelchair Transportation
Medix
Pramed
American Medical Response (AMR)
American Medical Response West	California	American Medical Response
AMR
Northern California Training Institute
American Medical Response (AMR)
911 Emergency Services
Sonoma Life Support
Mobile Life Support
Metropolitan Ambulance Service	California	N/A

Entity Name	Jurisdiction of Formation	Doing Business As
American Medical Response of Inland Empire	California	AMR
American Medical Response
Desert Valley Medical Transport, Inc.	California	American Medical Response (AMR)
Springs Ambulance Service, Inc.	California	American Medical Response (AMR)
American Medical Response of Colorado, Inc.	Delaware	N/A
International Life Support, Inc.	Hawaii	American Medical Response (AMR)
Medevac MidAmerica, Inc.	Missouri	American Medical Response
Medevac Medical Response, Inc.	Missouri	American Medical Response
American Medical Response of Oklahoma, Inc.	Delaware	American Medical Response (AMR)
American Medical Response of Texas, Inc.	Delaware	American Medical Response
Kutz Ambulance Service, Inc.	Wisconsin	American Medical Response (AMR)
American Medical Response Holdings, Inc.	Delaware	N/A
American Medical Response Management, Inc.	Delaware	N/A
Regional Emergency Services, LP	Delaware	N/A
Global Medical Response of India Limited	Mauritius	N/A
Gold Coast Ambulance Service	California	N/A
Northwood Anesthesia Associates, LLC	Florida	N/A
River Medical Incorporated	Arizona	N/A
A1 Leasing, Inc.	Florida	N/A
Florida Emergency Partners, Inc.	Texas	N/A
Mobile Medic Ambulance Service, Inc.	Delaware	American Medical Response (AMR)
Metro Ambulance Service, Inc.	Delaware	American Medical Response (AMR)
Metro Ambulance Service (Rural), Inc.	Delaware	American Medical Response
AMR
Medic One Ambulance Services, Inc.	Delaware	American Medical Response
AMR
American Medical Response of South Carolina, Inc.	Delaware	American Medical Response
AMR
American Medical Response of North Carolina, Inc.	Delaware	N/A
American Medical Response of Georgia, Inc.	Delaware	N/A
Troup County Emergency Medical Services, Inc.	Georgia	N/A
Randle Eastern Ambulance Service, Inc.	Florida	American Medical Response
Medi-Car Systems, Inc.	Florida	American Medical Response
AMR
Medi-Car Ambulance Service, Inc.	Florida	American Medical Response
American Medical Response of Tennessee, Inc.	Delaware	American Medical Response (AMR)
Physicians & Surgeons Ambulance Service, Inc.	Ohio	American Medical Response
AMR
American Medical Response of Ohio
AMR of Ohio
P & S Ambulance Service
American Medical Response of Illinois, Inc.	Delaware	American Medical Response
Midwest Ambulance Management Company	Delaware	N/A

Entity Name	Jurisdiction of Formation	Doing Business As
Seawall Acquisition, LLC	Delaware	N/A
Sun Devil Acquisition, LLC	Delaware	N/A
V.I.P. Professional Services, Inc.	California	N/A
Paramed, Inc.	Michigan	American Medical Response
Ambucare
E.M.T.S., Inc.
Fleet Ambulance
American Medical Response of Michigan
AMR of Michigan
ABC Courier Service
Life Line Ambulance Service, Inc.
Paramed
Paravan
Pulse Emergency Medical Systems
Riverside E.M.S.
Suburban Ambulance Service
Mercy Ambulance of Evansville, Inc.	Indiana	American Medical Response—AMR
Ambucare
Mercy Ambucare
Mercy Ambulance of Evansville
AMR
AMR of Indiana
American Medical Response of Indiana
American Medical Response
Premier Mobility Service
Tidewater Ambulance Service, Inc.	Virginia	American Medical Response (AMR)
American Medical Response of Connecticut, Incorporated	Connecticut	AMR
American Medical Response
American Medical Response of Massachusetts, Inc.	Massachusetts	Midland Ambulance Service
American Medical Response (AMR)
American Medical Response
AMR
AMR Brockton, L.L.C.	Delaware	N/A
American Medical Response Mid-Atlantic, Inc.	Pennsylvania	Event Medical Services
American Medical Response (AMR)
American Medical Response
AMR
American Medical Response Delaware Valley, LLC	Delaware	N/A
Ambulance Acquisition, Inc.	Delaware	N/A
Metro Ambulance Services, Inc.	Georgia	N/A
Broward Ambulance, Inc.	Delaware	American Medical Response

Entity Name	Jurisdiction of Formation	Doing Business As
Atlantic Ambulance Services Acquisition, Inc.	Delaware	American Medical Response
AMR
Atlantic/Key West Ambulance, Inc.	Delaware	American Medical Response
Atlantic/Palm Beach Ambulance, Inc.	Delaware	American Medical Response
Seminole County Ambulance, Inc.	Delaware	American Medical Response
LifeFleet Southeast, Inc.	Florida	American Medical Response
American Medical Pathways, Inc.	Delaware	N/A
ProvidaCare, L.L.C.	Texas	N/A
Adam Transportation Service, Inc.	New York	American Medical Response
Associated Ambulance Service, Inc.	New York	American Medical Response
Park Ambulance Service Inc.	New York	American Medical Response
Five Counties Ambulance Service, Inc.	New York	American Medical Response
Sunrise Handicap Transport Corp.	New York	American Medical Response
STAT Healthcare, Inc.	Delaware	N/A
American Medical Response Ambulance Service, Inc.	Delaware	American Medical Response (AMR)
Mercy Ambulance of Fort Wayne
American Medical Response
American Medical Response of Indiana
AMR of Fort Wayne
AMR of Indiana
Central Ambulance
Crossroads Ambulance Service
American Medtrans
Shepard Ambulance
Shepard Ambulance, Inc.
Shepard Paramedics, Inc.
Spokane Ambulance
Yakima Medic 1
American Medical Response (AMR)
National College of Technical Instruction
NCTI
Mercy, Inc.	Nevada	American Medical Response (AMR)
American Investment Enterprises, Inc.	Nevada	Nevada Medi-Car
LifeCare Ambulance Service, Inc.	Illinois	N/A
TEK Ambulance, Inc.	Illinois	American Medical Response (AMR)
Mercy Life Care	California	N/A
Hemet Valley Ambulance Service, Inc.	California	American Medical Response (AMR)
American Medical Response of Southern California	California	American Medical Response (AMR)
Medic One of Cobb, Inc.	Georgia	N/A
Puckett Ambulance Service, Inc.	Georgia	N/A
Global Medical Response, Inc.	Delaware	N/A

Entity Name	Jurisdiction of Formation	Doing Business As
Global Emergency Medical Services Limited	Trinidad	N/A
Tobago
Global Medical Response of Trinidad & Tobago, Ltd. (Joint Venture)	Trinidad	N/A
Tobago
Global Medical Response of Barbados Limited	Barbados	N/A
EHR Management Co.	Delaware	N/A
Air Ambulance Specialists, Inc.	Colorado	N/A
Radstaffing Management Solutions, Inc.	Delaware	N/A
Mission Care Services, LLC	Missouri	Access2Care
Mission Care of Illinois, LLC	Illinois	Abbott EMS
Mission Care of Missouri, LLC	Missouri	Abbott EMS
Abbott Ambulance
Access2Care, LLC	Missouri	N/A
Abbott Ambulance, Inc.	Missouri	Abbott EMS
Abbott Services
IHM Health Studies Center
Nevada Red Rock Holdings, Inc.	Delaware	N/A
Nevada Red Rock Ambulance, Inc.	Delaware	N/A
MedicWest Holdings, Inc.	Delaware	N/A
MedicWest Ambulance, Inc.	Nevada	MedicWest
MedicWest Ambulance
MedicWest EMS
MedicWest Health Science Center
Radiology Staffing Solutions, Inc.	Delaware	N/A
Arizona Oasis Acquisition, Inc.	Delaware	N/A
Templeton Readings, LLC	Maryland	N/A
American Medical Response of Canada Inc.	Canada	Services médicaux d'urgence de l'Amérique (Canada)
Aero Medical Response of Canada
Services médicaux aériens du Canada
Canadian Aero Medical Response
EMS Offshore Medical Services, LLC	Delaware	N/A
EverRad, LLC	Florida	N/A
Apex Acquisition, LLC	Delaware	N/A
MSO Newco, LLC	Delaware	N/A
Pinnacle Consultants Mid-Atlantic, L.L.C.	Texas	N/A
Holiday Acquisition Company, Inc.	Colorado	N/A
BestPractices, Inc.	Virginia	N/A
Medics Ambulance Service, Inc.	Florida	N/A
Medics Subscription Services, Inc.	Florida	N/A
Medics Emergency Services of Palm Beach County, Inc.	Florida	N/A
Medics Ambulance, Inc.	Florida	N/A
Medics Transport Services, Inc.	Florida	N/A
Medics Ambulance Service (Dade), Inc.	Florida	N/A
Hawkeye Holdco LLC	Delaware	N/A
Acute Management, LLC	Texas	N/A

Entity Name	Jurisdiction of Formation	Doing Business As
Evolution Health, LLC	Delaware	N/A
APH Laboratory Services, Inc.	Texas	N/A
EMSC ServicesCo, LLC	Delaware	N/A
Spotlight HoldCo, LLC	Delaware	N/A
Rose Radiology, LLC	Texas	N/A
Guardian Healthcare Group, Inc.	Delaware	N/A
Guardian Healthcare Holdings, Inc.	Delaware	Guardian Healthcare
Agape Healthcare Agency, LLC	Ohio	Gem City Home Care
OHERBST, Inc.	Texas	Guardian Healthcare
TKG, Inc.	Oklahoma	Millennium Home Care of SE Oklahoma
JLM Healthcare, Inc.	Texas	Guardian Healthcare
KMAC, Inc.	Texas	Guardian Healthcare
Care Connection of Cincinnati, LLC	Ohio	Care Connection of Cincinnati
Gem City Home Care, LLC	Ohio	Gem City Home Care
Guardian Health Care, Inc.	Texas	Guardian Healthcare
S. Fisher and S. Thomas, Inc.	Texas	Millennium Home Care of NE Texas
Guardian Ohio Newco, LLC	Ohio	N/A
Health Priority Home Care, Inc.	Texas	Guardian Healthcare
Velita Smith Home Health, Inc.	Texas	Guardian Healthcare
Accent Home Health Care Inc.	Indiana	N/A
Evolution Mobile Imaging, LLC	Delaware	N/A
Greater Pinellas Transportation Management Services, Inc.	Florida	N/A
T.M.S. Management Group, Inc.	Florida	N/A
Transportation Management Services of Brevard, Inc.	Florida	N/A
CMORx, LLC	Texas	N/A
Life Line Ambulance Service, Inc	Arizona	Life Line Ambulance, Life Line
EMS, Medi-Cab
Herren Enterprises, Inc.	California	Doctor's Ambulance Service

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  Exhibit 21.1
Subsidiaries of Envision Healthcare Holdings, Inc.